SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 18, 1999


                               KASPER A.S.L., LTD.
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             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                               0-24179                              22-3497645
------------------------------------      -----------------------------         ---------------------------
(State of other Jurisdiction of           (Commission File Number)                    (I.R.S. Employer
        Incorporation)                                                             Identification Number)

77 METRO WAY
SECAUCUS, NEW JERSEY                                           07094
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(Address of Principal Executive Offices)                    (Zip Code)



                                 (201) 864-0328
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)




#559980 v3.

ITEM 5.  OTHER EVENTS

                  On June 17, 1999 Kasper A.S.L., Ltd. (the "Company") issued a press release announcing that it had received consents from a majority of the aggregate principal amount of its 12.75% Senior Notes due 2004 (the "Senior Notes") outstanding as of May 21, 1999, to certain proposed amendments to the Indenture, dated as of June 1, 1997 and effective June 4, 1997 (as amended by the Supplemental Indenture, dated as of June 30, 1997, the "Indenture"), between the Company and IBJ Whitehall Bank & Trust Company (f/k/a IBJ Schroder Bank & Trust Company), as Trustee, governing the Senior Notes, and had executed a Second Supplemental Indenture with respect thereto. The primary purpose of the proposed amendments is to enable the Company to consummate the proposed purchase of certain trademarks and related license agreements and certain other assets of Anne Klein Company LLC, which was previously announced (the "Trademark Purchase").

                  The Company also announced that it had entered into a commitment letter with The Chase Manhattan Bank for a new $160,000,000 revolving credit facility in order to refinance its existing $100,000,000 revolving credit facility, fund the Company's working capital requirements and finance the Trademark Purchase.

         The press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         Not applicable.

(b)      Pro Forma Financial Information

         Not applicable.

(c)      Exhibits

         Exhibit No.               Description

            99                     Press Release dated June 17, 1999.



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
                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned, thereunto duly authorized.


Dated:  June 18, 1999

                                         KASPER A.S.L., LTD.

                                         By: /s/ Dennis P. Kelly
                                             --------------------------------
                                             Name: Dennis P. Kelly
                                             Title: Chief Financial Officer






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
                                  EXHIBIT INDEX


 Exhibit No.                                 Description
 -----------                                 -----------

     99                        Press release of Kasper A.S.L., Ltd.,
                               dated June 17, 1999








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